SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 16, 2002

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                000-23961                 41-1810301
(State of Incorporation)  (Commission File Number)     (IRS Employer
                                                      Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
              (Registrant's telephone number, including area code)





                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

Item 7.        Financial Statements and Exhibits

           Ex. 20a       Series 1997-2 April Certificateholders' Statement

           Ex. 20b       Series 1998-3 April Securityholder's Statement

           Ex. 20c       Series 1999-1 April Securityholder's  Statement

           Ex. 20d       Series 1999-2 April Securityholder's Statement

           Ex. 20e       Series 1999-3 April Securityholder's Statement

           Ex. 20f       Series 2000-1 April Securityholders's Statement

           Ex. 20g       Series 2000-2 April Securityholder's Statement

           Ex. 20h       Series 2000-3 April Securityholder's Statement

           Ex. 20i       Series 2001-1 April Securityholder's Statement

           Ex. 20j       Series 2001-2 April Securityholder's Statement

           Ex. 20k       Series 2001-3 April Securityholder's Statement

           Ex. 20l       Series 2001-4 April Securityholder's Statemen

                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                 METRIS RECEIVABLES, INC.

                                 By:  /s/ Ralph A. Than
                                      Ralph A. Than
                                      Senior Vice President, Treasurer
Dated:  May 16, 2002